UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 29, 2010 (October 25, 2010)

US DATAWORKS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-15835	84-1290152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sugar Creek Blvd., 5th Floor Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip Code)

(281) 504-8000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant

On October 25, 2010, the Audit Committee of US Dataworks, Inc. (the “Company”) dismissed Ham, Langston & Brezina LLP (“HLB”) as the Company’s independent registered public accounting firm. HLB’s report on the financial statements for the Company’s fiscal years ended March 31, 2009 and March 31, 2010 did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended March 31, 2009 and March 31, 2010 and through October 25, 2010, (i) there were no disagreements with HLB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of HLB, would have caused HLB to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided HLB with a copy of the foregoing statements and has requested and received from HLB a letter addressed to the Securities and Exchange Commission stating whether or not HLB agrees with the statements contained herein.  A copy of the letter from HLB is attached as Exhibit 16.1to this Form 8-K.

Based on the Audit Committee’s approval, on October 27, 2010, the Company engaged Grant Thornton LLP (“Grant Thornton”) to serve as its independent registered public accounting firm for the audit of the Company’s consolidated financial statements for its fiscal year ended March 31, 2011.  During the Company’s fiscal years ended March 31, 2009 and March 31, 2010 and through October 27, 2010, the Company did not consult with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, nor did Grant Thornton provide written or oral advice to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(iv)(v) of Regulation S-K).

Item 7.01	Regulation FD Disclosure

On October 29, 2010, the Company issued a press release announcing the appointment of Grant Thornton LLP as its independent registered public accounting firm.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Exhibits

16.1	Letter dated October 28, 2010 from Ham, Langston & Brezina, LLP.

99.1	Press release dated October 29, 2010 announcing the appointment of Grant Thornton LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2010

US DATAWORKS, INC.

	By:	/s/ Randall J. Frapart
Randall J. Frapart
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

16. 1	Letter dated October 28, 2010 from Ham, Langston & Brezina, LLP.

99.1	Press release dated October 29, 2010 announcing the appointment of Grant Thornton LLP.